AINN Fund

Ticker: NNAIX

PROSPECTUS

July 26, 2018

Advised By:

AINN Holding, LLC
5500 UTSA Blvd., Suite 250B
San Antonio, TX 78249

www.ainnfunds.com                                                                                  1-888-501-1036

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Investment Adviser	4
Investment Adviser Portfolio Managers	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objective	5
Principal Investment Strategies	5
Principal Investment Risks	7
Temporary Investments	10
Portfolio Holdings Disclosure	10
Cybersecurity	10
MANAGEMENT	11
Investment Adviser	11
Investment Adviser Portfolio Managers	11
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	12
HOW TO REDEEM SHARES	15
Redeeming Shares	15
Additional Redemption Information	17
Redemptions in Kind	18
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	18
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	20
DISTRIBUTION OF SHARES	21
Distributor	21
Distribution Fees	21
Additional Compensation to Financial Intermediaries	22
Householding	22
FINANCIAL HIGHLIGHTS	22
Privacy Notice	23

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks capital gains.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 90 days of initial purchase)	1.00%
Wire Transfer Fee	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%
Other Expenses [1]	0.65%
Acquired Fund Fees and Expenses [2]	0.15%
Total Annual Fund Operating Expenses	2.30%
Fee Waiver [3]	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver	2.05%

1

Other Expenses are estimated for the current fiscal year.

2

Acquired Fund Fees and Expenses are estimated for the current fiscal year.  These are the indirect costs of investing in other investment companies, including exchange traded funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund.

3

The adviser has contractually agreed to reduce its management fee by 0.25% until July 31, 2019.  This agreement may be terminated prior to July 31, 2019 only with the consent of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$311	$803

Portfolio Turnover

The Fund pays transaction costs such as commissions when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a portfolio turnover to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in exchange-traded funds ("ETFs") that each invest primarily in common stocks (“Long ETFs”).  The adviser selects ETFs without restriction as to, capitalization or currency of the common stock issuers held by each ETF.  The adviser selects ETFs that it believes have above-average liquidity and historical performance.

When the adviser believes market conditions are favorable, the Fund invests in ETFs that invest primarily in large cap companies (those with a market capitalization of at least $10 billion) and invests its remaining assets in ETFs that invest primarily in mid-cap companies (over $4 billion to less than $10 billion) and small-cap companies ($1 to $4 billion).  Up to 30% of the Fund’s investments may be in foreign developed and emerging markets and may be focused on one or more countries.  ETFs may be sector-based and may also be leveraged.  A leveraged ETF is designed to produce daily returns, before the effect of fees and expenses, that are a multiple of the daily returns of a reference index The adviser will limit the Fund’s use of leveraged ETFs so that the Fund’s exposure to the market does not exceed 120% of its net assets.  The adviser selects individual common stocks, including sponsored American Depository Receipts ("ADRs"), when it believes they offer higher returns than an ETF.

When the adviser believes market conditions are unfavorable, it will allocate a significant portion of Fund assets to cash equivalents or to inverse ETFs.  An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index.  The Fund will not invest in Inverse ETFs that employ leverage. The adviser will only invest in inverse ETFs if i has sold all of the Fund’s Long ETFs and will limit the Fund’s use of inverse ETFs so that the Fund’s inverse exposure to the market does not exceed 40% of its net assets.

The adviser allocates assets among economic sectors, capitalization categories and countries using its quantitative and factor based strategy. The primary factors used are momentum, price trend, trading volume, and directional movement. This technology is intended to evaluate volatility and enhance risk mitigation. The adviser's strategy also includes, as inputs, more traditional techniques such as technical analysis and macro-economic analysis.  Technical analysis is the study of an index's or a security's past prices and trading volumes for the purpose of forecasting price trends.  Macroeconomic analysis focuses on economic indicators, business cycles, wars, and industry/sector trends to generate an investment outlook.

The adviser sells ETFs and common stocks using outputs from its system to identify when a price target is reached, expected returns decline or to replace an ETF or common stock with one with a higher expected return or lower expected volatility.  The adviser reduces cash equivalents and inverse ETF positions when it believes overall market conditions have become favorable.  The adviser expects to engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

PRINCIPAL INVESTMENT RISKS

Common Stock Risk.  Common stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk. The ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks.  ETFs are also subject to the following additional risks: (i) the ETF's market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund's gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Leveraged ETFs are particularly impacted by volatility and can perform in the opposite the direction in which they are designed for.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. Inverse ETFs are designed to rise in price when stock prices are falling.  Accordingly, leveraged funds are particularly impacted by volatility and can move in the opposite direction than the direction that they are designed to move. Inverse ETFs may experience negative returns if the index is flat or if it falls.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.  These risks are more pronounced in emerging markets.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies or may fail to attract sufficient assets.

Management Risk.  The adviser's dependence on its strategy and judgments about the securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  In addition, the adviser has not previously managed a mutual fund.

Market Risk.  Overall stock market risk, including volatility, may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and global economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Smaller Company Stock Risk.  The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes paid by Fund shareholders.

PERFORMANCE

As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have performance information to report.

INVESTMENT ADVISER

The investment adviser to the Fund is AINN Holding, LLC.

INVESTMENT ADVISER PORTFOLIO MANAGERS

Kevin M. Carrasco and Mustan Sakarwala, each a Principal of the adviser, are jointly and primarily responsible for the day to day management of the Fund and have served the Fund as its Portfolio Managers since it commenced operations in 2018.

PURCHASE AND SALE OF FUND SHARES

The investment minimums for the Fund are:

Initial Investment		Subsequent Investment
Regular Account	Retirement Account	Regular Account	Retirement Account
$25,000	$5,000	$500	$500

The Fund reserves the right to waive any minimum.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  You may redeem shares in writing, by telephone, or automatically by contacting Mutual Shareholder Services, LLC at 1-888-501-1036 or 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  You may also redeem shares through a financial intermediary such as a broker-dealer.  Redemption requests will be paid by Automated Clearing House ("ACH") funds, check or wire transfer.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary shareholder services fees for the sale of the Fund's shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks capital gains.  The Fund's investment objective may be changed by the Trust's Board of Trustees upon 60 days' written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in exchange-traded funds ("ETFs") that each invest primarily in common stocks (“Long ETFs”).  The adviser selects ETFs without restriction as to capitalization or currency of the common stock issuers held by each ETF.  The adviser selects ETFs that it believes have above-average liquidity and historical performance.

When the adviser believes market conditions are favorable, the Fund invests in ETFs that invest primarily in large cap companies (those with a market capitalization of at least $10 billion) and invests its remaining assets in ETFs that invest primarily in mid-cap companies (over $4 billion to less than $10 billion) and small-cap companies ($1 to $4 billion).  Up to 30% of the Fund's investments may be in foreign developed and emerging markets and may be focused on one or more countries.  ETFs may be sector-based and may also be leveraged.  A leveraged ETF is designed to produce daily returns, before the effect of fees and expenses, that are a multiple of the daily returns of a reference index. The adviser will limit the Fund’s use of leveraged ETFs so that the Fund’s exposure to the market does not exceed 120% of its net assets. The adviser selects individual common stocks, including sponsored American Depository Receipts ("ADRs"), when it believes they offer higher returns than an ETF.

When the adviser believes market conditions are unfavorable, it will allocate a significant portion of Fund assets to cash equivalents or to inverse ETFs.  An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. The Fund will not invest in inverse ETFs that employ leverage. The adviser will only invest in inverse ETFs if it has sold all of the Fund’s Long ETFs and will limit the Fund’s use of inverse ETFs so that the Fund’s inverse exposure to the market does not exceed 40% of its net assets.

The adviser allocates assets among economic sectors, capitalization categories and countries using its quantitative and factor based strategy. The primary factors used are momentum, price trend, trading volume, and directional movement. The adviser developed the strategy through research conducted over the last 10 years.  This technology is intended to evaluate volatility and enhance risk mitigation

The adviser's strategy also includes more traditional techniques such as technical analysis and macro-economic analysis.

Technical Analysis

Technical analysis is the study of an index's or a security's past prices and trading volumes for the purpose of forecasting price trends.  Quantitative methods compute price trends, such as moving average price and statistical measures, such as standard deviation, to use as predictive tools.  Momentum measures use many of these same tools to measure the speed of price changes as a leading indicator of trends.  The adviser may use technical analysis, such as a trend-following or a momentum-based price forecast, to identify what it believes is the optimal purchase price.

Global Macro-Economic Analysis

The adviser reviews macroeconomic conditions across the world.  The review focuses on economic indicators, business cycles, wars, and industry/sector trends to generate an investment outlook.  Next, investment themes for countries and regions are ranked in order of greatest expected return.

General Methods of Analysis

The adviser uses a variety of sources and investment techniques to generate investment ideas including industry & trade publications, annual reports and other company filings, publicly available market and economic research, electronic data and quotation services, spreadsheet analysis and statistical forecasting.  Fundamental analysis involves analyzing individual companies and their industry groups, such as a company's financial statements, details regarding the company's product line, the experience, and expertise of the company's management, and the outlook for the company's industry. The resulting data is used to measure the true value of the company's stock compared to the current market value.  Cyclical analysis involves evaluating recurring price patterns and trends based upon business cycles.

The adviser sells ETFs and common stocks using outputs from its system to identify when a price target is reached, expected returns decline or to replace an ETF or common stock with one with a higher expected return or lower expected volatility.  The adviser reduces cash equivalents and inverse ETF positions when it believes overall market conditions have become favorable.  The adviser expects to engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

PRINCIPAL INVESTMENT RISKS

Common Stock Risk.  Common stock prices may rise or fall because of economic or political changes.  Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

ETF Risk.  The ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks.  Each of the ETFs is subject to its own specific risks, but the adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.  ETFs are also subject to the following additional risks: (i) the ETF's market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund's gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Leveraged ETFs are particularly impacted by volatility and can perform in the opposite the direction in which they are designed for.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. Inverse ETFs are designed to rise in price when stock prices are falling.  Accordingly, leveraged funds are particularly impacted by volatility and can move in the opposite direction than the direction that they are designed to move. Inverse ETFs may experience negative returns if the index is flat or if it falls.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Fund can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Inverse ETF Risk.  Investing in inverse ETFs may result in increased volatility due to the ETF's possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more an ETF invests in leveraged instruments, the more the leverage will magnify any losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer Risk.  The value of the Fund may decrease in response to the activities and financial prospects of the securities of a particular issuer in the Fund's portfolio.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Management Risk.  The adviser's reliance on its strategy and its judgments about the value and potential capital appreciation of securities in which the Fund invests may prove to be incorrect.  The ability of the Fund to meet its investment objective is directly related to the adviser's proprietary investment process.  The adviser's assessment of the relative value of securities may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.  In addition, the adviser has not previously managed a mutual fund.

Market Risk.  The prices of securities held by the Fund may decline in response to certain events, including events in the stock market generally or that are specifically related to a particular company; changing economic conditions, including changes in interest rates; industry and company conditions; changing technology and competition; inability to consistently select securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings.

Smaller Company Stock Risk.  The Fund is subject to smaller company risk.  Securities of smaller companies (small-cap and mid-cap) may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile equity security prices and a limited ability to sell them at a desirable time or price.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Turnover Risk.  High portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.  The Fund's portfolio turnover is expected to be over 100% annually, as the Fund is actively traded. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes paid by Fund shareholders.

TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include:  shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market funds.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and their service providers, systems, networks, or devices potentially can be breached.  The Fund and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its net asset value ("NAV"); impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties.  In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

INVESTMENT ADVISER

The investment adviser to the Fund is AINN Holding, LLC (the "Adviser"), located at 5500 UTSA Blvd., Suite 250B, San Antonio, TX 78249.  The Adviser is an SEC-registered investment adviser founded in 2018.  The primary business activity of the Adviser is providing investment advisory services to the Fund.  As of the date of this Prospectus, the Fund was the Adviser's sole client.

The Adviser is responsible for the management of the Fund's day-to-day operations.  For its services, the Fund will pay the Adviser an investment advisory fee, computed daily and payable monthly (in arrears) at an annual rate of 1.25% of the average daily net assets held in the Fund.

In the interest of limiting Fund expenses, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser has agreed to reduce its management fee by 0.25% of the Fund's daily average net assets until July 31, 2019.  This expense limitation agreement may be terminated prior to July 31, 2019 only with the consent of the Trust's Board of Trustees.

INVESTMENT ADVISER PORTFOLIO MANAGERS

Kevin M. Carrasco, FA, IAR, CTA serves as one the Fund's portfolio managers.  Mr. Carrasco has served as a Principal of the Adviser since its founding in 2018.  He also serves as President and Founder of KMC Wealth Management, LLC, a position held since 2014.

Mustan Sakarwala, serves as one the Fund's portfolio managers.  Mr. Sakarwala has served as a Principal of the Adviser since its founding in 2018.  He also serves as founder and President of ABARIS LLC, a position held since 2000.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

HOW SHARES ARE PRICED

The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.  The Fund's assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the investment adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  Because foreign securities trade on days when the Fund's shares are not priced, the value of securities held by the Fund can change on days when the Fund's shares cannot be purchased or redeemed.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  When the Fund invests in Underlying Funds, the Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds.  The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares.  This section of the prospectus explains the basics of doing business with the Fund.  Fund shares can be held directly with the Fund or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. If you hold Fund shares directly, you should carefully read each topic within this section that pertains to your relationship with the Fund.  If you hold Fund shares indirectly through an intermediary refer to your account agreement with the intermediary for information about transacting in that account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.  You may buy shares on any "business day."  Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Purchase orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received, plus applicable sales charges.  On occasion, the NYSE closes before 4:00 p.m. Eastern time ("ET").  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.  The initial and subsequent investment minimums for the Fund by account type are:

Initial Investment		Subsequent Investment
Regular Account	Retirement Account	Regular Account	Retirement Account
$25,000	$5,000	$500	$500

How to Initiate a Purchase Request

By mail.  You may send the Fund your Shareholder Account Application form and check to open a new fund account.  If you are purchasing directly from the Fund, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

AINN Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031

By telephone. You may call the Fund to begin the account registration process or request that the account-opening forms be sent to you.  If you are investing directly in the Fund for the first time, please call the Fund's transfer agent at 1-888-501-1036 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Online. You may open certain types of accounts and request a purchase of shares through the Fund's website if you are registered for online access.

Automatic Investment Plan.  You may open an automatic investment plan account subject to the initial investment minimums stated above and add to your account with a minimum $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund's transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-888-501-1036.

Qualified Employee Benefit Plan Accounts.  Persons who wish to hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing Fund shares.  The policies and fees applicable to these accounts may differ from those described in this Prospectus.

Purchases Through Investment Advisory Firms.  Clients of investment advisory firms that purchase Fund shares on behalf of their high-net-worth and related clients should contact their financial advisor directly for information concerning purchasing Fund shares.  Investment advisory firms may impose policies, limitations (including with respect to buying and selling Fund shares) and fees on their clients that are different from those described in this Prospectus.

Purchases Through Brokerage Firms. The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Purchase orders will be priced at the Fund’s NAV next computed after the order is received by an authorized broker or the broker’s designee.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of the Fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, or fill out the appropriate section of your Shareholder Account Application form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. If you choose to pay by wire, you must call the Fund's transfer agent, at 1-888-501-1036 to obtain instructions on how to complete the wire transfer.  Wire orders will be accepted only on a day on which the Fund's custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By check.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund and the Fund's transfer agent each have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund's transfer agent or by a brokerage firm or other intermediary selling Fund shares by 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV. The Fund has authorized one or more brokers to receive on its behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. Your brokerage firm or intermediary may have an earlier cut-off time, as permissible.

"Proper form" means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if the mailing address of the account has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-888-501-1036 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.  The Fund will not make checks payable to any person other than the shareholder(s) of record.  Payment will be made within seven days, except as described in Additional Redemption Information below.

How to Initiate a Redemption Request

Online.  You may request a redemption of shares through the Fund's website if you are registered for online access.

By telephone.  You may call the Fund at 1-888-501-1036 to request a redemption of shares.  You may redeem any part of your account in the Fund by calling the transfer agent at 1-888-501-1036.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

By mail.  You may send a written request to the Fund.  You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

AINN Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031

Automatic Withdrawal Plan.  You may authorize the automatic withdrawal from your account with a minimum $50 withdrawal per month. If you have an existing account that does not include the automatic withdrawal plan, you can contact the Fund's transfer agent to establish an automatic withdrawal plan. The automatic withdrawal plan provides a convenient method to have monies deducted directly from your Fund account.  The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Withdrawal Plan Section found on the application or contact the Fund at 1-888-501-1036.

Qualified Employee Benefit Plan Accounts.  Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning redeeming Fund shares.  The policies and fees applicable to these accounts may differ from those described in this Prospectus, and different minimum investments or limitations on buying and selling shares may apply.

Redemptions Through Investment Advisory Firms.  Clients of investment advisory firms that hold Fund shares on behalf of their high-net-worth and related clients should contact their financial advisor directly for information concerning redeeming Fund shares.  Investment advisory firms may impose policies, limitations (including with respect to buying and selling Fund shares) and fees on their clients that are different from those described in this Prospectus.

Redemptions Through Brokerage Firms. The Fund has authorized one or more brokers to receive on its behalf redemption requests. Such brokers are authorized to designate other intermediaries to receive redemption requests on the Fund’s behalf. The Fund will be deemed to have received a redemption request when an authorized broker or, if applicable, a broker’s authorized designee, receives the request.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account in the appropriate section of your Shareholder Account Application form.  After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct the Fund to wire your redemption proceeds to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account in your Shareholder Account Application.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.

By check. If you have not chosen another redemption method, the Fund will mail you a redemption check, generally payable to all registered account owners, normally on or before the fifth business day following the redemption, and generally to the address of record.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-888-501-1036. Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  The Fund may not suspend the right of redemption or postpone payment or satisfaction of a proper redemption request for more than seven days, except (1) for any period during which the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing; or (2) for any period during which any emergency circumstances as a result of which (A) disposal by the company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods, as determined by the Securities and Exchange Commission ("SEC").  The Fund expects that it will take up to seven calendar days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above.  The Fund expects to pay redemptions from cash, cash equivalents, proceeds from the sale of additional fund shares, and then from the sale of portfolio securities.  Under certain circumstances, as described immediately below, redemption proceeds may be paid in kind rather than in cash.  All these redemption payment methods will be used in regular and stressed market conditions.

REDEMPTIONS IN KIND

The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") on the amount of such a request that is large enough to affect operations (that is, on the amount of the request that is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period). To the extent feasible, the Fund expects a redemption in kind would be a pro rata allocation of the Fund’s portfolio. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. The Fund may use illiquid securities for redemptions in kind.  A shareholder will be exposed to market risks until these securities are converted to cash and may incur transaction expenses or taxable capital gains in converting these securities to cash.

Low Balances.  Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund is also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing (the "Market Timing Trading Policy"). Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund discourages excessive short-term trading in Fund shares and does not accommodate such trading activity by investors.  The Fund considers excessive short-term trading to be any pattern of frequent purchases and redemptions of the Fund's shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Fund's portfolio or result in increased brokerage and administrative costs.  The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy";

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a 1% redemption fee on shares sold within 90 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.  Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund and elect to reject or limit the amount, number, frequency or method for requesting future purchases of the Fund's shares.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

The Fund and the Adviser reserve the right to modify or eliminate the redemption fee at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.  The Fund and the Adviser also reserve the right to waive the redemption fee for any shareholder if the circumstances warrant.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

DISTRIBUTOR

Arbor Court Capital, LLC ("Arbor Court"), 8000 Towne Center Drive, Broadview Heights, Ohio 44147 is the distributor for the shares of the Fund.  Arbor Court is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

DISTRIBUTION FEES

The Trust, on behalf of the Fund, has adopted a Distribution and Shareholder Servicing Plan for Fund shares (the "Plan") under Rule 12b-1, pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% the Fund's average daily net assets.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund's distributor, its affiliates, and the Fund's Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-888-501-1036 on days the Fund is open for business or contact your financial institution.  We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

As of the date of this Prospectus the Fund has not commenced investment operations.  Therefore, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus

Rev. September 2011

PRIVACY NOTICE

MSS SERIES TRUST

FACTS	WHAT DOES THE MSS SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the MSS Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does MSS Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share
QUESTIONS?	Call 1-800-595-4866

PRIVACY NOTICE
(continued)

What we do:
How does the MSS Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the MSS Series Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • MSS Series Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The MSS Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MSS Series Trust doesn't jointly market.

AINN Fund

Adviser	AINN Holding, LLC 5500 UTSA Blvd.,Suite 250B San Antonio, TX 78249	Distributor	Arbor Court Capital, LLC 8000 Town Centre Drive Broadview Heights, OH 44122
Independent Registered Public Accountant	Sanville & Company 1514 Old York Road Abington, PA 19001	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	US Bank, N.A., 1555 N. River Center Drive, Milwaukee, WI 53212	Transfer Agent	Mutual Shareholder Services, LLC 8000 Town Centre Drive Broadview Heights, OH 44122

Additional information about the Fund is included in the Fund's Statement of Additional Information dated July 26, 2018 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-501-1036 or visit www.ainnfunds.com.  You may also write to:

AINN Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive

Broadview Heights, OH 44122

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21927